leases	6 Months Ended
Jun. 30, 2024
leases
leases
19	leases

Maturity analyses of lease liabilities are set out in Note 4(b) and Note 26(h); the period interest expense in respect thereof is set out in Note 9. The additions to, the depreciation charges for, and the carrying amounts of, right-of-use lease assets are set out in Note 17. We have not currently elected to exclude low-value and short-term leases from lease accounting.

	Three months		Six months
Periods ended June 30 (millions)	2024	2023	2024	2023
Income from subleasing right-of-use lease assets
Co-location sublet revenue included in Operating revenues – service	$5	$5	$9	$9
Other sublet revenue included in Other income (Note 7)	$2	$2	$3	$3
Lease payments [1]	$193	$159	$413	$319

1	In the Consolidated statements of cash flows the principal component of lease payments is included in Cash provided (used) by financing activities (see Note 31(b)) and the interest component of lease payments is included in Interest paid.